Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2019
Commitments and contingencies
Best estimate of future payments for guarantee obligations
	December 31,
	2019	2018
	Maximum potential
($ in millions)	payments(1)
Performance guarantees	1,860	1,584
Financial guarantees	10	10
Indemnification guarantees	64	64
Total	1,934	1,658
(1) Maximum potential payments include amounts in both continuing and discontinued operations

Provisions for warranties
($ in millions)	2019	2018	2017
Balance at January 1,	948	909	815
Net change in warranties due to acquisitions, divestments and
liabilities held for sale(1)	(88)	41	30
Claims paid in cash or in kind	(310)	(307)	(243)
Net increase in provision for changes in
estimates, warranties issued and warranties expired	276	341	234
Exchange rate differences	(10)	(36)	73
Balance at December 31,	816	948	909

(1) Includes adjustments to the initial purchase price allocation recorded during the measurement period.

a